Exhibit 99.4

11/99                                                                     Page 1

                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1995-C
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

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
RECEIVABLES

Beginning of the Month Principal Receivables:                                  $       2,753,674,330.53
Beginning of the Month Finance Charge Receivables:                             $         123,890,810.08
Beginning of the Month Discounted Receivables:                                 $                   0.00
Beginning of the Month Total Receivables:                                      $       2,877,565,140.61


Removed Principal Receivables:                                                 $                   0.00
Removed Finance Charge Receivables:                                            $                   0.00
Removed Total Receivables:                                                     $                   0.00


Additional Principal Receivables:                                              $                   0.00
Additional Finance Charge Receivables:                                         $                   0.00
Additional Total Receivables:                                                  $                   0.00


Discounted Receivables Generated this Period:                                  $                   0.00


End of the Month Principal Receivables:                                        $       2,725,549,059.35
End of the Month Finance Charge Receivables:                                   $         124,951,710.79
End of the Month Discounted Receivables:                                       $                   0.00
End of the Month Total Receivables:                                            $       2,850,500,770.14


Special Funding Account Balance                                                $                   0.00
Aggregate Invested Amount (all Master Trust Series)                            $       2,300,000,000.00
End of the Month Transferor Amount                                             $         425,549,059.35
End of the Month Transferor Percentage                                                            15.61%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                                            RECEIVABLES


           30-59 Days Delinquent                                               $          67,466,551.65
           60-89 Days Delinquent                                               $          47,177,357.26
           90+ Days Delinquent                                                 $         102,431.865.87
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11/99                                                                     Page 2


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
         Total 30+ Days Delinquent                                             $         217,075,774.78
         Delinquent Percentage                                                                     7.62%

Defaulted Accounts During the Month                                            $          19,626,588.85
Annualized Default Percentage                                                                      8.55%

Principal Collections                                                                    364,480,052.15
Principal Payment Rate                                                                            13.24%

Total Payment Rate                                                                                14.17%


INVESTED AMOUNTS


           Class A Initial Invested Amount                                     $         322,000,000.00
           Class B Initial Invested Amount                                     $          28,000,000.00

INITIAL INVESTED AMOUNT                                                        $         350,000,000.00

           Class A Invested Amount                                             $         368,000,000.00
           Class B Invested Amount                                             $          32,000,000.00

INVESTED AMOUNT                                                                $         400,000,000.00

FLOATING ALLOCATION PERCENTAGE                                                                    14.53%
PRINCIPAL ALLOCATION PERCENTAGE                                                                   14.53%


MONTHLY SERVICING FEE                                                          $             500,000.00

INVESTOR DEFAULT AMOUNT                                                        $           2,850,958.30


CLASS A AVAILABLE FUNDS --

CLASS A FLOATING PERCENTAGE                                                                       92.00%

           Class A Finance Charge Collections                                  $           6,233,098.68
           Other Amounts                                                       $                   0.00

TOTAL CLASS A AVAILABLE FUNDS                                                  $           6,233,098.68
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11/99                                                                     Page 3


           Class A Monthly Interest                                            $           1,744,166.67
           Class A Servicing Fee                                               $             460,000.00
           Class A Investor Default Amount                                     $           2,622,881.64

TOTAL CLASS A EXCESS SPREAD                                                    $           1,406,050.37


REQUIRED AMOUNT                                                                $                   0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                                                        8.00%

           Class B Finance Charge Collections                                  $             542,008.59
           Other Amounts                                                       $                   0.00

TOTAL CLASS B AVAILABLE FUNDS                                                  $             542,008.59


           Class B Monthly Interest                                            $             155,000.00
           Class B Servicing Fee                                               $              40.000.00


TOTAL CLASS B EXCESS SPREAD                                                    $             347,008.59

EXCESS SPREAD --


TOTAL EXCESS SPREAD                                                            $           1,753,058.96


           Excess Spread Applied to Required Amount                            $                   0.00

           Excess Spread Applied to Class A Investor                           $                   0.00
           Charge Offs

           Excess Spread Applied to Class B                                    $             228,076.66
           Interest, Servicing Fee and Default
           Amount

           Excess Spread Applied to Reductions of                              $                   0.00
           Class B Invested Amount

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11/99                                                                     Page 4


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
           Excess Spread Applied to Monthly Cash                               $              27,214.91
           Collateral Fee

           Excess Spread Applied to Cash Collateral                            $                   0.00
           Account

           Excess Spread Applied to other amounts owed                         $                   0.00
           Cash Collateral Depositor

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                                    $           1,497,767.39


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                                              $           3,562,240.99


SERIES 1995-C EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                                 $                   0.00
SERIES 1995-C

           Excess Finance Charge Collections Applied to                        $                   0.00
           Required Amount

           Excess Finance Charge Collections Applied to                        $                   0.00
           Class A Investor Charge Offs

           Excess Finance Charge Collections Applied to                        $                   0.00
           Class B Interest, Servicing Fee and Default Amounts

           Excess Finance Charge Collections Applied to                        $                   0.00
           Reductions of Class B Invested Amount

           Excess Finance Charge Collections Applied to                        $                   0.00
           Monthly Cash Collateral Fee

           Excess Finance Charge Collections Applied to                        $                   0.00
           Cash Collateral Account

           Excess Finance Charge Collections Applied to                        $                   0.00
           other amounts owed Cash Collateral Depositor
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11/99                                                                     Page 5


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
YIELD AND BASE RATE --

           Base Rate (Current Month)                                                               7.70%
           Base Rate (Prior Month)                                                                 7.68%
           Base Rate (Two Months Ago)                                                              7.65%

THREE MONTH AVERAGE BASE RATE                                                                      7.68%

           Portfolio Yield (Current Month)                                                        11.77%
           Portfolio Yield (Prior Month)                                                          14.61%
           Portfolio Yield (Two Months Ago)                                                       11.44%

THREE MONTH AVERAGE PORTFOLIO YIELD                                                               12.61%


PRINCIPAL COLLECTIONS --

CLASS A PRINCIPAL PERCENTAGE                                                                      92.00%

           Class A Principal Collections                                       $          48,708,822.58

CLASS B PRINCIPAL PERCENTAGE                                                                       8.00%

           Class B Principal Collections                                       $           4,235,549.79

TOTAL PRINCIPAL COLLECTIONS                                                    $          52,944,372.37

REALLOCATED PRINCIPAL COLLECTIONS                                              $
                                                                               $                   0.00

SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER                              $                   0.00
SERIES



CLASS A SCHEDULED AMORTIZATION --

           Controlled Amortization Amount                                      $                   0.00
           Deficit Controlled Amortization Amount                              $                   0.00

CONTROLLED DEPOSIT AMOUNT                                                      $                   0.00
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11/99                                                                     Page 6


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
CLASS B SCHEDULED AMORTIZATION --

           Controlled Accumulation Amount                                      $                   0.00
           Deficit Controlled Accumulation Amount                              $                   0.00

CONTROLLED DEPOSIT AMOUNT                                                      $                   0.00

EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL                            $          52,944,372.37
SHARING



INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                                   $                   0.00

CLASS B INVESTOR CHARGE OFFS                                                   $                   0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                        $                   0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                        $                   0.00


CASH COLLATERAL ACCOUNT --


           Required Cash Collateral Amount                                     $          52,000,000.00
           Available Cash Collateral Amount                                    $          52,000,000.00



TOTAL DRAW AMOUNT                                                              $                   0.00
CASH COLLATERAL ACCOUNT SURPLUS                                                $                   0.00


                                            First USA Bank, NA
                                            as Servicer


                                            By:  /s/ Tracie H. Klein
                                                -----------------------------
                                                     Tracie H. Klein
                                                     First Vice President
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